FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2024
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Managed Distribution Policy

The Board of Directors of Adams Natural Resources Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP will begin in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock, unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
Equities continued to rally in the first half of 2024, supported by the resilient economy and driven by stocks tied to artificial intelligence (AI). Almost 60% of the S&P 500 Index’s gain was driven by five stocks—NVIDIA, Microsoft, Amazon, Meta Platforms, and Apple—and the valuation spread between AI-related stocks and the rest of the S&P 500 continued to widen. While that does continue to drive concern about the market’s breadth, these are fundamentally some of the world’s best companies, growing rapidly and generating significant cash flows, which they are both reinvesting and returning to shareholders.
“Our Fund, with exposure to both Energy and Materials, returned 10.2% on net asset value and 15.5% on market price for the last six months, compared to a 9.6% return for the Fund’s benchmark...”

The stock market continues to discount the possibility of an economic soft landing, backed by continuing strength from the U.S. consumer and some stronger-than-expected economic data from Europe. This is tempered by occasional signs of slowing activity from other economic data. Inflation remains a big story, with the cumulative effect of high prices continuing to fuel concerns about both consumer outlooks and corporate earnings. While the U.S. Federal Reserve maintained interest rates in the first half of 2024, it continues to consider the possibility of rate cuts later in the year.
Despite a second-quarter dip, the S&P 500’s Energy sector posted a double-digit advance in the first half of 2024, while the Materials sector was up more than 4%. Our Fund, with exposure to both Energy and Materials, returned 10.2% on net asset value and 15.5% on market price for the last six months, compared to a 9.6% return for the Fund’s benchmark (80% S&P 500 Energy Sector and 20% S&P 500 Materials Sector).
West Texas Intermediate (WTI) crude oil prices climbed nearly 14% in the first half. Below-average supply levels and geopolitical conflicts helped lift WTI prices to six-month highs in April. However, prices declined modestly during the second quarter, pressured by worries about demand from China and a changing supply dynamic, as OPEC+ announced plans to phase out some voluntary production cuts in the fall of 2024.
A series of major mergers and acquisitions have been a key contributor to the Energy sector’s performance. In May, ExxonMobil completed its $60 billion purchase of Pioneer Natural Resources. Several other deals have been announced, including Chevron purchasing Hess for $53 billion, Diamondback Energy’s $26 billion buyout of private driller Endeavor Energy Resources, ConocoPhillips’ $22 billion takeover of Marathon Oil, and EQT’s $14 billion acquisition of Equitrans Midstream.

Letter to Shareholders (continued)

Natural gas prices rallied sharply in the second quarter but remained modestly lower on a year-to-date basis. Inventory levels spiked early in the year as winter weather was broadly warmer than expected, driving down demand. Henry Hub prices started to rise in April, as U.S. natural gas suppliers reduced production.
Four of the five Energy industry groups advanced in the first six months of 2024, led by a 24.7% gain for the Storage & Transportation group. Refining & Marketing stocks, as well as Integrated Oil & Gas names, also posted double-digit gains. Only the Equipment & Services sector declined during the first half.
Despite the weakness in Equipment & Services, the group was the Fund’s biggest contributor to relative performance. We benefited from our position in TechnipFMC, which gained 30.4% in the first half. Spending on exploration and production of offshore developments continues to increase, which benefits TechnipFMC as the market leader for subsea equipment. The company has started to commercialize new offshore technologies, including electric subsea equipment and full subsea processing, supplementing an already robust backlog.
Our Exploration & Production holdings advanced 7.6% for the period, compared to the group’s performance of 6.2%. A substantial overweight in Diamondback Energy was the key contributor. One of the lowest cost oil producers, Diamondback has become the largest independent operator in the Permian Basin with its acquisition of Endeavor Energy Resources. The company’s management team has proven adept at acquiring assets and improving their profitability, and with this acquisition they have two decades of highly economic drilling locations to exploit.
The Materials sector declined during the second quarter but remained positive year-to-date, bolstered in part by rising prices for industrial and precious metals. Good stock selection in the Materials sector added value during the period. The Fund benefited from an overweight position in copper miner Freeport-McMoRan, as well as an underweight position in lithium producer Albemarle. Freeport shares rose, in part, due to copper prices reaching a multi-year high, while Albemarle has struggled with depressed lithium prices caused by concerns about the rate of demand growth for electric vehicles.
Additionally, Ecolab was a standout performer in the Chemicals group. After facing margin challenges from the pandemic and subsequent supply chain disruptions, Ecolab has emerged as a more efficient operator with an improved product offering. This is having tangible effects on results, evidenced by its strong earnings results and a robust growth outlook. Partially offsetting this strength, our underweight in DuPont de Nemours, which announced a plan to split into three companies, and an overweight in coatings maker PPG Industries – although reduced during the period – weighed on relative performance.

Letter to Shareholders (continued)

For the six months ended June 30, 2024, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 10.2%. This compares to the 9.6% total return for the Fund’s benchmark. The total return on the market price of the Fund’s shares for the period was 15.5%.
For the twelve months ended June 30, 2024, the Fund’s total return on NAV was 16.5%. Comparable return for the Fund’s benchmark was 14.4%. The total return on the market price of the Fund’s shares for the period was 20.9%.
During the first half of the year, the Fund paid distributions to shareholders of $5.1 million, or $.20 per share. On July 18, 2024, an additional distribution of  $.54 per share was declared for payment on August 30, 2024, in newly issued shares unless shareholders elect to receive cash. This most recent declaration marks the initial payment under the Fund’s Managed Distribution Policy announced during the second quarter to pay at least 2% of average NAV each quarter.
As we head into the second half of 2024, we take heart in the strength of corporate earnings and the U.S. economy’s resilience. Inflation remains a concern, as witnessed by a consumer that continues to have to make choices – from the gas pump to the grocery store – as credit card balances and delinquency rates show signs of increasing. Still, one could argue that some of these worrisome data points have marked a return to pre-pandemic levels, potentially showing more signs of normalization than a significant slowdown and/or a forthcoming recession.
The biggest risk going forward, in our view, would be a meaningful rise in interest rates, whether driven by resurgent inflation fears or by the need to attract investors to buy government bonds. The latter reason, which is likely to grow in significance over the coming years, seems less likely to impact rates in the near term. The election in November, with its starker-than-usual choice of Presidential candidates, has the potential to impact investor sentiment. Geopolitical risk factors, including the ongoing conflicts in Ukraine and the Middle East, and narrow stock market leadership add additional layers of uncertainty. Against this backdrop of questions and concerns, we will keep our focus on managing risk, and continue to seek long-term investing success by finding opportunities through high-quality, fundamentally strong companies at attractive prices.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer & President
July 18, 2024

Portfolio Highlights

June 30, 2024
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$170,211,252	24.7%
Chevron Corporation	82,069,038	11.9
ConocoPhillips	39,103,777	5.7
Linde plc	30,058,485	4.4
Marathon Petroleum Corporation	29,112,026	4.2
EOG Resources, Inc.	27,750,181	4.0
Phillips 66	21,807,236	3.2
Hess Corporation	20,946,217	3.0
Diamondback Energy, Inc.	19,598,601	2.8
Williams Companies, Inc.	19,165,375	2.8
	$459,822,188	66.7%
Industry Weightings

40%
35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

June 30, 2024
(unaudited)
Assets
Investments at value*:
Common stocks (cost $478,804,756)	$685,391,471
Short-term investments (cost $4,464,244)	4,463,884	$689,855,355
Cash		150,854
Dividends receivable		261,649
Net unrealized gain on open total return swap agreements		338,385
Prepaid expenses and other assets		1,666,323
Total Assets		692,272,566

Liabilities
Due to officers and directors (note 8)		508,324
Accrued expenses and other liabilities		1,777,696
Total Liabilities		2,286,020
Net Assets		$689,986,546

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 25,453,641 shares (includes 11,050 deferred stock units) (note 7)		$25,454
Additional capital surplus		466,813,588
Total distributable earnings (loss)		223,147,504
Net Assets Applicable to Common Stock		$689,986,546
Net Asset Value Per Share of Common Stock		$27.11

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2024
(unaudited)
Investment Income
Income:
Dividends (net of $15,009 in foreign taxes)	$10,101,327
Other income	159,765
Total Income	10,261,092
Expenses:
Investment research compensation and benefits	858,463
Administration and operations compensation and benefits	427,779
Occupancy and other office expenses	136,144
Investment data services	100,393
Directors’ compensation	209,500
Shareholder reports and communications	88,453
Transfer agent, custody, and listing fees	68,007
Accounting, recordkeeping and other professional fees	53,925
Insurance	36,147
Audit and tax services	67,744
Legal services	58,918
Total Expenses	2,105,473
Net Investment Income	8,155,619

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	12,346,452
Net realized gain (loss) on total return swap agreements	332,327
Change in unrealized appreciation on investments	41,877,398
Change in unrealized appreciation on total return swap agreements	338,385
Net Gain (Loss)	54,894,562
Change in Net Assets from Operations	$63,050,181
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2024	Year Ended December 31, 2023
From Operations:
Net investment income	$8,155,619	$17,091,832
Net realized gain (loss)	12,678,779	17,507,537
Change in unrealized appreciation	42,215,783	(24,905,493)
Change in Net Assets from Operations	63,050,181	9,693,876

Distributions to Shareholders from:
Total distributable earnings	(5,097,828)	(33,803,770)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	3,439	10,099,505
Cost of shares purchased (note 5)	(1,416,187)	(3,879,111)
Change in Net Assets from Capital Share Transactions	(1,412,748)	6,220,394
Total Change in Net Assets	56,539,605	(17,889,500)

Net Assets:
Beginning of period	633,446,941	651,336,441
End of period	$689,986,546	$633,446,941
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 8.6% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2024, the Fund paid dividends and capital gain distributions of  $437,355 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Distributions — Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a Managed Distribution Policy (“MDP”) whereby it seeks to pay quarterly distributions based on an annual rate of 8% of the Fund’s average net asset value. Average net asset value is based on the average of the previous four quarter-end net asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.

Notes to Financial Statements (continued)

For the six months ended June 30, 2024, shared expenses totaled $10,594,786, of which $8,488,579 and $734 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at June 30, 2024.
Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2024, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$685,391,471	$—	$—	$685,391,471
Short-term investments	4,463,884	—	—	4,463,884
Total investments	$689,855,355	$—	$—	$689,855,355
Total return swap agreements *	$—	$338,385	$—	$338,385

*
Unrealized appreciation (depreciation)

Notes to Financial Statements (continued)

2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2024, the identified cost of securities for federal income tax purposes was $483,468,507 and net unrealized appreciation aggregated $206,386,848, consisting of gross unrealized appreciation of $228,961,466 and gross unrealized depreciation of $22,574,618.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2024 were $61,611,403 and $61,020,047, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements

Notes to Financial Statements (continued)

with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2024 , the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $3,016,587 and $(3,015,092), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2024, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2024, the Fund issued 160 shares of its Common Stock at a weighted average price of $21.57 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
On December 15, 2023, the Fund issued 503,730 shares of its Common Stock at a price of $19.96 per share (the average market price on December 6, 2023) to shareholders of record November 20, 2023, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2023, the Fund issued 2,167 shares of Common Stock at a weighted average price of $20.76 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

Notes to Financial Statements (continued)

Transactions in its Common Stock for 2024 and 2023 were as follows:
	Shares		Amount
	Six months ended June 30, 2024	Year ended December 31, 2023	Six months ended June 30, 2024	Year ended December 31, 2023
Shares issued in payment of distributions	160	505,897	$3,439	$10,099,505
Shares purchased (at a weighted average discount from net asset value of 15.4% and 16.0%, respectively)	(60,960)	(185,012)	(1,416,187)	(3,879,111)
Net change	(60,800)	320,885	$(1,412,748)	$6,220,394
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2024, the Fund recorded matching contributions of  $87,762 and a liability, representing the 2024 discretionary contribution, of  $42,346.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred by the election of the director, remain outstanding at June 30, 2024.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the six months ended June 30, 2024 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2023	10,974	$26.68
Reinvested dividend equivalents	160	21.57
Issued	(84)	20.61
Balance at June 30, 2024	11,050	$26.65
At June 30, 2024, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2024 was $1,711.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2024 to officers and directors amounted to $1,557,563, of which $209,500 was paid to non-employee directors. These amounts represent the taxable income to the Fund’s

Notes to Financial Statements (continued)

officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2024, $508,324 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2024, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2029. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2024, the Fund recognized rental expense of  $47,456.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2024	June 30, 2023	Year Ended December 31,
			2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$24.83	$25.85	$25.85	$19.22	$13.76	$18.79	$17.71
Net investment income	0.32	0.35	0.68	0.80	0.55	0.45	0.80 (a)
Net realized gain (loss) and change in unrealized appreciation	2.15	(1.22)	(0.28)	7.57	5.86	(4.85)	1.41
Total from operations	2.47	(0.87)	0.40	8.37	6.41	(4.40)	2.21
Less distributions from:
Net investment income	(0.19)	(0.15)	(0.65)	(0.79)	(0.56)	(0.47)	(0.78)
Net realized gain	(0.01)	(0.05)	(0.70)	(0.84)	(0.35)	(0.26)	(0.32)
Total distributions	(0.20)	(0.20)	(1.35)	(1.63)	(0.91)	(0.73)	(1.10)
Capital share repurchases (note 5)	0.01	0.03	0.03	—	—	0.14	—
Reinvestment of distributions	—	—	(0.10)	(0.11)	(0.04)	(0.04)	(0.03)
Total capital share transactions	0.01	0.03	(0.07)	(0.11)	(0.04)	0.10	(0.03)
Net asset value, end of period	$27.11	$24.81	24.83	$25.85	$19.22	$13.76	$18.79
Market price, end of period	$23.61	$20.82	20.63	$21.80	$16.52	$11.37	$16.46

Total Investment Return (b)
Based on market price	15.5%	-3.6%	1.0%	42.2%	53.6%	-26.6%	21.1%
Based on net asset value	10.2%	-3.1%	2.5%	44.9%	47.7%	-22.2%	13.7%

Ratios/Supplemental Data (c)
Net assets, end of period (in millions)	$690	$621	$633	$651	$471	$332	$561
Ratio of expenses to average net assets	0.60%	0.64%	0.64%	0.56%	0.88%	1.47%	0.97%
Ratio of net investment income to average net assets	2.44%	2.78%	2.66%	3.31%	3.15%	3.27%	4.18%
Portfolio turnover	18.2%	23.0%	19.8%	24.3%	20.7%	31.8%	29.5%
Number of shares outstanding at end of period (in 000’s)	25,454	25,033	25,514	25,194	24,485	24,122	29,875

(a)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(c)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2024
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Energy — 80.5%
Equipment & Services — 5.6%
Baker Hughes Company	296,400	$10,424,388
Halliburton Company	177,353	5,990,984
Schlumberger N.V.	377,933	17,830,879
TechnipFMC plc	173,800	4,544,870
		38,791,121
Exploration & Production — 20.9%
APA Corporation	56,000	1,648,640
Chesapeake Energy Corporation	55,500	4,561,545
Chord Energy Corporation	225	37,728
Chord Energy Corporation warrants, strike price $166.37, 1 warrant for .5774 share, expires 9/1/24 (b)	2,654	85,140
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	31,251
ConocoPhillips	341,876	39,103,777
Coterra Energy Inc.	125,900	3,357,753
Devon Energy Corporation	284,700	13,494,780
Diamondback Energy, Inc.	97,900	19,598,601
EOG Resources, Inc.	220,467	27,750,181
EQT Corporation	27,500	1,016,950
Hess Corporation	141,989	20,946,217
Marathon Oil Corporation	95,400	2,735,118
Occidental Petroleum Corporation	151,951	9,577,472
		143,945,153
Integrated Oil & Gas — 37.4%
Cenovus Energy Inc.	293,300	5,766,278
Chevron Corporation	524,671	82,069,038
Exxon Mobil Corporation	1,478,555	170,211,252
		258,046,568
Refining & Marketing — 9.3%
Marathon Petroleum Corporation	167,812	29,112,026
Phillips 66	154,475	21,807,236
Valero Energy Corporation	86,000	13,481,360
		64,400,622
Storage & Transportation — 7.3%
Kinder Morgan, Inc.	609,092	12,102,658
ONEOK, Inc.	137,900	11,245,745
Targa Resources Corp.	59,600	7,675,288
Williams Companies, Inc.	450,950	19,165,375
		50,189,066

Schedule of Investments (continued)

June 30, 2024
(unaudited)
	Shares	Value (a)
Materials — 18.8%
Chemicals — 12.3%
Air Products and Chemicals, Inc.	21,700	$5,599,685
Albemarle Corporation	7,200	687,744
Celanese Corporation	6,877	927,639
CF Industries Holdings, Inc.	13,369	990,910
Corteva Inc.	93,145	5,024,241
Dow, Inc.	63,945	3,392,282
DuPont de Nemours, Inc.	33,526	2,698,508
Eastman Chemical Company	54,500	5,339,365
Ecolab Inc.	50,000	11,900,000
FMC Corporation	7,255	417,525
International Flavors & Fragrances Inc.	21,006	1,999,981
Linde plc	68,500	30,058,485
LyondellBasell Industries N.V.	20,600	1,970,596
Mosaic Company	21,201	612,709
PPG Industries, Inc.	49,700	6,256,733
Sherwin-Williams Company	23,100	6,893,733
		84,770,136
Construction Materials — 1.5%
Martin Marietta Materials, Inc.	5,000	2,709,000
Vulcan Materials Company	32,100	7,982,628
		10,691,628
Containers & Packaging — 1.4%
Amcor plc	92,400	903,672
Avery Dennison Corporation	20,800	4,547,920
Ball Corporation	23,300	1,398,466
International Paper Company	21,500	927,725
Packaging Corporation of America	5,900	1,077,104
WestRock Company	15,400	774,004
		9,628,891
Metals & Mining — 3.6%
Freeport-McMoRan, Inc.	257,600	12,519,360
Newmont Corporation	172,300	7,214,201
Nucor Corporation	22,600	3,572,608
Steel Dynamics, Inc.	12,526	1,622,117
		24,928,286
Total Common Stocks
(Cost $478,804,756)		685,391,471

Schedule of Investments (continued)

June 30, 2024
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 5.34% (c)	3,600,379	$3,600,379
Northern Institutional Treasury Premier Portfolio, 5.15% (c)	863,505	863,505
Total Short-Term Investments
(Cost $4,464,244)		4,463,884
Total — 100.0%
(Cost $483,269,000)		689,855,355
Other Assets Less Liabilities — 0.0%		131,191
Net Assets — 100.0%		$689,986,546

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Schlumberger N.V. (112,700 shares)	7/8/2025	$4,866,127	$431,179	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (54,000 shares)	7/8/2025	(4,851,463)	—	(92,794)
Gross unrealized gain (loss) on open total return swap agreements					$431,179	$(92,794)
Net unrealized gain on open total return swap agreements (d)					$338,385

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2024
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Exxon Mobil Corporation	$7,755,745	24.7%
Devon Energy Corporation	7,695,173	2.0
Chesapeake Energy Corporation	4,715,028*	0.7
Freeport-McMoRan, Inc.	4,642,474	1.8
Eastman Chemical Company	4,390,355	0.8
Kinder Morgan, Inc.	3,584,524	1.8
Avery Dennison Corporation	3,476,683	0.7
Williams Companies, Inc.	3,321,285	2.8
EOG Resources, Inc.	3,127,822	4.0
Newmont Corporation	2,872,432	1.0
Hess Corporation	1,941,624	3.0
Corteva Inc.	1,171,296	0.7
Cenovus Energy Inc.	1,116,979	0.8
Ecolab Inc.	336,191	1.7
Vulcan Materials Company	30,685	1.2

Reductions
ConocoPhillips	7,753,853	5.7
Targa Resources Corp.	6,234,129	1.1
Marathon Oil Corporation	5,878,535	0.4
Baker Hughes Company	5,216,636	1.5
Celanese Corporation	4,745,782	0.1
DuPont de Nemours, Inc.	4,310,637	0.4
LyondellBasell Industries N.V.	4,253,594	0.3
Schlumberger N.V.	2,545,445	2.6
Teck Resources Limited	2,200,171	—
EQT Corporation	1,359,298	0.1
CF Industries Holdings, Inc.	974,553	0.1
Occidental Petroleum Corporation	914,330	1.4
Linde plc	764,495	4.4
Coterra Energy Inc.	638,660	0.5
Chevron Corporation	490,380	11.9

*
New position

The transactions presented above represent all new and fully-eliminated positions and up to the fifteen largest net additions and reductions to existing portfolio securities during the period, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2014	$754,506	27,381	$27.56	$23.84	$.51	$1.38	$—	$1.89	6.6%
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	.73	6.1
2021	470,589	24,485	19.22	16.52	.56	.35	—	.91	6.3
2022	651,336	25,194	25.85	21.80	.79	.84	—	1.63	8.1
2023	633,447	25,514	24.83	20.63	.65	.70	—	1.35	6.2
June 30, 2024	689,987	25,454	27.11	23.61	.19	.01	—	.20	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment effective from 2011 through June 2024.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on March 25, 2024. The following votes were cast for directors:
	Votes For	Votes Withheld
Kenneth J. Dale	17,692,414	2,701,463
Frederic A. Escherich	16,935,291	3,458,487
James P. Haynie	17,691,521	2,702,356
Mary Chris Jammet	17,744,383	2,649,495
Lauriann C. Kloppenburg	17,728,432	2,665,446
Jane Musser Nelson	17,721,648	2,672,230
Mark E. Stoeckle	13,996,325	6,397,553
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2024 was approved with 20,043,919 votes for, 204,052 votes against, and 145,907 shares abstaining.

Other Information

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund’s transfer agent, Equiniti Trust Company, LLC (“EQ”): https://equiniti.com/us/ast-access
Shareholders using brokerage accounts should contact their brokers.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2024 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (3) (4) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer and President
Gregory W. Buckley	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Attn: Stockholder Relations Department
P.O. Box 500
Newark, NJ 07101
(866) 723-8330
Website: https://equiniti.com/us/ast-access
Email: helpAST@equiniti.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Item not applicable to semi-annual report.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/24-1/31/24	8,553	$21.05	8,553	942,093
2/1/24-2/29/24	0	–	0	942,093
3/1/24-3/31/24	0	–	0	942,093
4/1/24-4/30/24	26,305	23.74	26,305	915,788
5/1/24-5/31/24	26,102	23.43	26,102	889,686
6/1/24-6/30/24	0	–	0	889,686
Total	60,960	$23.23	60,960

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby the Fund will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the Fund will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

On June 2, 2024, the Board of Directors adopted updated requirements related to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors. The Amended and Restated Bylaws ("Bylaws"), filed as an attachment to the registrant’s Form 8-K filed on June 6, 2024, include updates to director nominee qualifications and related disclosure and certification requirements required in shareholder nominee submissions. The Bylaws clarify experience and service standards for director nominees, including matters related to conduct and fiduciary responsibilities. The changes also clarify related disclosure and certification requirements in shareholder nominee submissions.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer & President
(Principal Executive Officer)

Date:	August 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer & President
(Principal Executive Officer)

Date:	August 1, 2024

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	August 1, 2024